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                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an  Application  to  Determine  Eligibility  of a Trustee  Pursuant  to
                             Section 305(b)(2)[ ]

                             SUNTRUST BANK, ATLANTA
               (Exact name of trustee as specified in its charter)


         GEORGIA BANKING CORPORATION                      58-0466330
       (Jurisdiction of incorporation                  (I.R.S. Employer
or organization if not a U.S. national bank)          Identification No.)


                 25 PARK PLACE, N.E.
                  ATLANTA, GEORGIA                                   30303
      (Address of principal executive offices)                    (Zip code)


                                 PHILIP DEMOUEY
                             SUNTRUST BANK, ATLANTA
                                58 EDGEWOOD AVE.
                                    ROOM 400
                             ATLANTA, GEORGIA 30303
                                 (404) 588-7583
            (Name, address and telephone number of agent for service)

                      ------------------------------------
                           POST APARTMENT HOMES, L.P.
               (Exact name of obligor as specified in its charter)

           GEORGIA                                       58-2053632
(State or other jurisdiction of             (I.R.S. Employee Identification No.)
incorporation or organization)

   3350 CUMBERLAND CIRCLE, N.W.
           SUITE 2200
         ATLANTA, GEORGIA                                   30339
(Address of principal executive offices)                  (Zip Code)

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                                DEBT SECURITIES
                       (Title of the indenture securities)

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ITEM 1.  GENERAL INFORMATION.

      FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE --

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

      Department of Banking and Finance,
      State of Georgia,
      Atlanta, Georgia

      Federal Reserve Bank of Atlanta
      104 Marietta Street, N.W.
      Atlanta, Georgia

      Federal Deposit Insurance Corporation
      Washington, D.C.

      (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      The obligor is not an affiliate of the trustee.

      No responses are included for Items 3 through 12. Responses to those Items are not required because, as provided in Item 13, the obligor is not in default on any securities issued under indentures under which SunTrust Bank, Atlanta is a trustee.

ITEM 13. DEFAULTS BY THE OBLIGOR.

      (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

      There is not and has not been any such default.



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      (b)   IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH
            ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

      There has not been any such default.

      No responses are included for Items 14 and 15. Responses to those Items are not required because, as provided in Item 13, the obligor is not in default on any securities issued under indentures under which SunTrust Bank, Atlanta is a trustee.

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ITEM 16. LIST OF EXHIBITS.

      The additional exhibits listed below are filed herewith. Exhibits, if any, identified in parentheses are on file with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 and Rule 24 of the Commission's Rules of Practice.

Exhibit
Number

1     -    A copy of the Articles of Amendment and Restated Articles of
           Incorporation of the trustee as now in effect. (Exhibit 1 to Form T-1, Registration No. 33-63523).

2     -    A copy of the certificate of authority of the trustee to commence business. (Included in Exhibit 1 to Form T-1, Registration
           No. 33-63523).

3     -    A copy of the authorization of the trustee to exercise trust powers.
           (Included in Exhibit 1 to Form T-1, Registration No. 33-63523).

4     -    A copy of the existing bylaws of the Trustee. (Exhibit 4 to Form T-1,
           Registration No. 33-49283).

5     -    Not applicable.

6     -    Consent of the trustee required by Section 321(b) of the Trust
           Indenture Act of 1939, as amended.

7     -    A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority. (Exhibit 7 to Form T-1, Registration No. 333-36291).

8     -    Not applicable.

9     -    Not applicable.

                                      NOTE

           In answering any item in this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor or the underwriters and the trustee disclaims responsibility for the accuracy and completeness of such information.

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                                    SIGNATURE

           Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, SunTrust Bank, Atlanta, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia, on the 26th day of September, 1997.

                                                SUNTRUST BANK, ATLANTA


                                                By  /s/ David Kaye
                                                   -----------------------------
                                                   David Kaye
                                                   Group Vice President


                                                By: /s/ Philip DeMouey
                                                   -----------------------------
                                                   Philip DeMouey
                                                   Assistant Vice President

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                                                                    Sequentially
Exhibit                                                             Numbered
Number                            Description                         Page


1     -    A copy of the Articles of Amendment and Restated Articles of
           Incorporation of the trustee as now in effect. (Incorporated by reference to Exhibit 1 to Form T-1, Registration No. 33-63523).

2     -    A copy of the certificate of authority of the trustee to commence business. (Incorporated by reference to Exhibit 1 to Form T-1, Registration No. 33-63523).

3     -    A copy of the authorization of the trustee to exercise trust powers.
           (Incorporated by reference to Exhibit 1 to Form T-1, Registration No. 33-63523).

4     -    A copy of the existing bylaws of the Trustee.  (Incorporated by reference to Exhibit 4 to Form T-1, Registration No. 33-49283).

5     -    Not applicable.

6     -    Consent of the Trustee required by Section 321(b) of the Trust
           Indenture Act of 1939, as amended.

7     -    A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority. (Incorporated by reference to Exhibit 7 to Form T-1, Registration No. 333-36291).

8     -    Not applicable.

9     -    Not applicable.

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                                                                       EXHIBIT 6

                               CONSENT OF TRUSTEE

           Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issue of Debt Securities, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                         SUNTRUST BANK, ATLANTA

                                         By:  /s/ David Kaye
                                            ------------------------------------
                                            David Kaye
                                            Group Vice President

                                         By:  /s/ Philip DeMouey
                                            ------------------------------------
                                            Philip DeMouey
                                            Assistant Vice President

Dated: September 26, 1997